MassMutual Transitions SelectSM

MassMutual EvolutionSM

MassMutual Transitions®

MassMutual Artistry

Panorama Premier

Supplement dated August 9, 2006 to the

variable annuity prospectuses dated May 1, 2006

The prospectus is revised as follows:

In the table located in section “Investment Choices – The Funds,” the row describing the MML Emerging Growth Fund is revised to reflect the following change:

July 14, 2006, the MML Series Investment Fund prospectus was supplemented to announce that Delaware Management Company and Insight Capital Research & Management, Inc. have become co-sub-advisers to the MML Emerging Growth Fund, replacing RS Investment Management, L.P.